UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

AvidXchange Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40898	86-3391192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1210 AvidXchange Lane

Charlotte, NC 28206

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 560-9305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	AVDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

AvidXchange Holdings, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on June 22, 2023. Holders of the Company’s common stock as of the close of business on April 24, 2023, the record date, were entitled to vote at the Annual Meeting. As of the record date, there were 201,039,253 shares of the Company’s common stock outstanding. Each share of common stock was entitled to one vote on each proposal. A quorum, representing holders of 158,239,995 shares of the Company’s common stock, or 78.71% of the outstanding shares of the Company’s common stock as of the record date, was present in person or represented by proxy at the Annual Meeting.

Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders:

1. Proposal No. 1: The election of J. Michael McGuire, Asif Ramji, and Sonali Sambhus as Class II directors to serve in such roles until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

2. Proposal No. 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.

3. Proposal No. 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

4. Proposal No. 4: The approval, on a non-binding advisory basis, of the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

The proposals are described further in the Company’s “Proxy Statement for 2023 Annual Meeting of Stockholders” filed on April 28, 2023, with the United States Securities and Exchange Commission.

The Company’s inspector of elections certified the following vote tabulations.

Proposal No. 1: Election of Class II Directors.

The proposal was approved based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
J, Michael McGuire	116,559,999	19,357,706	22,322,290
Asif Ramji	134,103,233	1,814,472	22,322,290
Sonali Sambhus	134,082,405	1,835,300	22,322,290

Proposal No. 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Company’s fiscal year ending December 31, 2023.

The proposal was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
158,192,965	27,703	19,327	N/A

Proposal No. 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

The proposal was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
109,088,477	26,566,893	262,335	22,322,290

Proposal No. 4: The approval, on a non-binding advisory basis, of the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

The following is a breakdown of the voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
133,975,286	65,850	1,778,932	97,637	22,322,290

In light of the voting results on Proposal No. 4, the Company has decided to include the advisory stockholder vote on the compensation of the Company’s named executive officers in its proxy materials on an annual basis until the next required advisory vote on the frequency of the advisory stockholder vote on compensation paid to the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2023		AVIDXCHANGE HOLDINGS, INC.

	By:	/s/ Ryan Stahl
Ryan Stahl
General Counsel, Senior Vice President, and Secretary